SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               July 30, 2001

                                       PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

     Delaware                                                1-11596                                       58-1954497
 (State or other                                       (Commission File                             (IRS Employer
jurisdiction of                                          Number)                                         Identification No.)
incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                                             32653
 (Address of principal executive offices)                                                            (Zip Code)

Registrant's telephone number, including area code     (352) 373-4200

                                                                       Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

Senior Subordinated Note.

      On July 31, 2001, the Company issued approximately $5.6 million of its 13.50% Senior Subordinated Notes due July 31, 2006 (the "Notes"). The Notes were issued pursuant to the terms of a Note and Warrant Purchase Agreement, dated July 31, 2001 (the "Purchase Agreement"), between the Company, Associated Mezzanine Investors - PESI, L.P. ("AMI"), and Bridge East Capital, L.P. ("BEC"). The Notes are unsecured and are unconditionally guaranteed by the subsidiaries of the Company. The Company's payment obligations under the Notes are subordinate to the Company's payment obligations to its primary lender and to certain other debts of the Company up to an aggregate amount of $25 million. The net proceeds from the sale of the Notes were used to repay certain short-term loans.

      Under the terms of the Purchase Agreement, the Company also issued to AMI and BEC warrants to purchase up to 1,281,731 shares of the Company's common stock ("Warrant Shares") at an initial exercise price of $1.50 per share (the "Warrants"), subject to adjustment under certain conditions. The Warrants may be exercised at any time during a seven-year term and provide for cashless exercise. The number of shares issuable upon exercise of the Warrants is subject to adjustment pursuant to certain anti-dilution provisions.

      The Notes may be prepaid at any time, subject to a 13.50% premium prior to July 31, 2003, a 6.75% premium prior to July 31, 2004, a 3.375% premium prior to July 31, 2005, and no premium thereafter. Upon a Change of Control of the Company (as defined in the Purchase Agreement) or if Dr. Louis F. Centofanti ceases for any reason to be the President and Chief Executive Officer of the Company, the holders of the Notes have the option to require the Company to prepay all amounts owing under the Notes plus, if the prepayment is a result of a Change of Control, the applicable prepayment premium.

      The holders of at least 25% of the Warrants or the Warrant Shares may, at any time and from time to time during the term of the Warrants, request on two occasions registration with the Securities and Exchange Commission of the Warrant Shares. In addition, the holders of the Warrants are entitled, subject to certain conditions, to include the Warrant Shares in a registration statement covering other securities which the Company proposes to register.

      In connection with the sale of the Notes, Ann L. Sullivan Living Trust, dated September 6, 1978, and the Thomas P. Sullivan Living Trust, dated September 8, 1978 (collectively the "Sullivan Trusts") each have entered into a certain Subordination Agreement, dated July 30, 2001. Thomas P. Sullivan, a trustee of the Thomas P. Sullivan Living Trust, is a director of the Company. Under the terms of the Subordination Agreement, the Sullivan Trusts have subordinated all amounts owing by the Company to the Sullivan Trusts in favor of the Company's obligations under the Notes. Notwithstanding the subordination, the Company may (a) as long as no event of default under the Purchase Agreement has occurred and is continuing and if such payments would not create an event of default, continue to make regularly scheduled payments of principal and interest owing under certain promissory notes, dated May 28, 1999, in the original aggregate principal amount

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of $4.7 million, which were issued to the Sullivan Trusts in connection with the Company's acquisition of Perma-Fix of Michigan, Inc., Perma-Fix of South Georgia, Inc., and Perma-Fix of Orlando, Inc.; and (b) make such payments as may be required pursuant to a certain Mortgage, dated May 28, 1999, by Perma-Fix of Michigan, Inc. in favor of the Sullivan Trusts. The outstanding principal amount due to the Sullivan Trusts is approximately $2.9 million.

      The Notes and Warrants were sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or Rule 506 of Regulation D promulgated under the Act, and, therefore, were not registered under the Act. Accordingly, the Notes may not be offered or sold in the United States absent registration or pursuant to an applicable exemption from the registration requirements of the Act. The Company paid closing fees of $200,000 to AMI and $75,000 to Bridge East Capital Management, L.L.C.  The Company also paid other closing fees of approximately $530,000 in addition to the Company's other expenses relating to this transaction.

      In connection with the sale of the Notes, the Company, AMI, and BEC entered into an Option Agreement, dated July 31, 2001 (the "Option Agreement"). Pursuant to the Option Agreement, the Company granted each Purchaser an irrevocable option requiring the Company to purchase any or all of the Warrants or the shares of Common Stock issuable under the Warrants (the "Warrant Shares") then held by the Purchaser (the "Put Option"). The Put Option may be exercised at any time commencing July 31, 2004, and ending July 31, 2008. In addition, each Purchaser granted to the Company an irrevocable option to purchase all the Warrants or the Warrant Shares then held by the Purchaser (the "Call Option"). The Call Option may be exercised at any time commencing July 31, 2005, and ending July 31, 2008. The purchase price under the Put Option and the Call Option is based on the quotient obtained by dividing (a) the sum of six times the Company's consolidated EBITDA for the period of the 12 most recent consecutive months minus Net Debt plus the Warrant Proceeds by (b) the Company's Diluted Shares (as the terms EBITDA, Net Debt, Warrant Proceeds, and Diluted Shares are defined in the Option Agreement).

Private Placement.

       On July 30, 2001, the Company completed a private placement offering of units (the "Offering") to accredited investors. Each unit is comprised of one share of the Company's common stock and one warrant to purchase one share of common stock. The purchase price for each unit was $1.75, and the exercise price of each warrant included in the units is $1.75, subject to adjustment under certain conditions. The Company accepted subscriptions for 4,397,566 of the maximum 4.4 million units offered, for an aggregate purchase price of $7,695,740. In order to comply with the NASDAQ rules, the warrants included in units may not be exercised until the Company has obtained shareholder approval of the exercise of such warrants. Pursuant to the terms of the Offering, the Company intends to promptly solicit for such shareholder approval.

      The Offering was made pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or Rule 506 of Regulation D promulgated under the Act. The Offering was made only to accredited investors through one or more broker/dealer placement agents.

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Debt-for-Stock Exchange Agreement.

      On July 9, 2001, the Company entered into an agreement (the "Exchange Agreement") with Capital Bank-Grawe Gruppe AG (f/k/a RBB Bank Aktiengesellschaft), organized under the laws of Austria ("Capital Bank"), to issue to Capital Bank, as agent for certain of its accredited investors, 1,893,505 shares of the Company's common stock and a warrant to purchase up to 1,839,405 shares of common stock at an exercise price of $1.75 per share (the "Capital Warrant") in satisfaction of all amounts due or to become due under the Loan Agreement, dated August 29, 2000, between the Company and Capital Bank (the "$3 Million Loan") and a related Unsecured Promissory Note, dated August 29, 2000, issued by the Company in favor of Capital Bank in the original principal amount of $3,000,000 (the "$3 Million Note"), including the Company's obligations to issue to Capital Bank shares of common stock if the $3 Million Note was not paid by certain due dates. The $3 Million Note was due on July 1, 2001.

      Pursuant to the terms of the Exchange Agreement, the closing is to be held after the Company is informed that the NASDAQ did not object to the listing of the shares of the Company's common stock issuable pursuant to the Exchange Agreement and issuable upon the exercise of the Capital Warrant to be issued under the Exchange Agreement. On August 6, 2001, the Nasdaq advised the Company that it did not have any objection to the listing of such shares. The Company will (a) pay to Capital Bank a closing fee of $325,000, payable $75,000 cash and by the issuance by the Company of 105,932 shares of the Company's common stock, such number of shares being equal to the quotient of $250,000 divided by the last closing bid price of the common stock as quoted on the Nasdaq on June 26, 2001, and (b) issue certain five-year warrants for the purchase of up to 625,000 shares of common stock at a purchase price of $1.75 per share.

      The issuance of the common stock and the Capital Warrant under the terms of the Exchange Agreement was made pursuant to Section 4(2) and/or Rule 506 under Regulation D promulgated under the Securities Act of 1933, as amended. Capital Bank has advised the Company that it is precluded by Austrian law from disclosing the identities of its investors, but that all of its investors are accredited investors under Rule 501 of Regulation D promulgated under the Act. In addition, Capital Bank has advised the Company that none of its investors beneficially own more than 4.9% of the Company's common stock.

       In addition to the shares and Capital Warrant issuable to Capital Bank pursuant to the Exchange Agreement, Capital Bank purchased 842,995 units under the Offering. As of August 6, 2001, Capital Bank owned of record, as agent for certain accredited investors, 6,928,393 shares of common stock representing 26.6% of the Company's issued and outstanding common stock. Upon issuance of the shares of common stock to Capital Bank purchased in connection with the units sold and issuable pursuant to the Exchange Agreement, Capital Bank will own of record, as agent for certain accredited investors, 9,783,326 shares of common stock, representing 30.1% percent of the Company's issued and outstanding stock. Capital Bank also has the right to acquire an additional 8,175,317 shares of common stock, comprised of (a) 842,995 warrants included in the units purchased in the offering, (b) 5,665,655 shares of common stock issuable under various other warrants held by Capital Bank, and (c) 1,666,667 shares of common stock issuable to Capital Bank upon the conversion of 2,500 shares of the Company's Series 17 Class Q Convertible Preferred Stock (the "Series 17

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Preferred") held by Capital Bank. If Capital Bank were to acquire all of the shares of common stock issuable upon exercise of the various warrants held by Capital Bank and the shares of common stock issuable upon conversion of the Series 17 Preferred, then Capital Bank would own of record 17,958,643 shares of common stock. Assuming all of the Company's outstanding warrants and options as of the date of this Form 8-K or to be issued in the unit offering are, or have been, exercised, including those warrants held by Capital Bank, Capital Bank would own of record 34% of the issued and outstanding common stock of the Company. The number of shares and percentages set forth in the preceding paragraph assume no other issuances of common stock other than those described.

      Capital Bank may have become a beneficial owner (as that term is defined under Rule 13d-3 as promulgated under the Exchange Act of 1934, as amended (the "Exchange Act")) of more than 10% of the Company's Common Stock on February 9, 1996, as a result of its acquisition of 1,100 shares of Series 1 Class A Convertible Preferred Stock ("Series 1 Preferred") that were convertible into a maximum of 1,282,798 shares of Common Stock commencing 45 days after issuance of the Series 1 Preferred. Capital Bank has advised the Company that it is a banking institution regulated by the banking regulations of Austria which holds the Company's Common Stock on behalf of numerous clients and no one client is the beneficial owner of more than 4.9% of the Company's outstanding Common Stock, and thus, Capital Bank believes it is not required to file reports under Section 16(a).

      If Capital Bank became a beneficial owner of more than 10% of the Company's Common Stock on February 9, 1996, and thereby required to file reports under Section 16(a) of the Exchange Act, then Capital Bank failed to file with the Securities and Exchange Commission (among other reports) (a) an initial Form 3, (b) any Form 4's or 5's for years 1996 through 1999; (c) a Form 4 for one transaction which occurred in February 2000; (d) a Form 4 for one transaction which occurred in August 2000; (e) a Form 4 for one transaction which occurred in September 2000; (f) a Form 4 for one transaction which occurred in October 2000; (g) a Form 4 for one transaction which occurred in November 2000; and (h) a Form 4 for two transactions which occurred in December 2000.

      As of the date of this report, Capital Bank has not filed a Schedule 13D or Schedule 13G, pursuant to Section 13(d) of the Exchange Act and Regulation 13D as promulgated thereunder, reporting Capital Bank as the beneficial owner of Common Stock of the Company. Capital Bank has informed the Company that its clients (and not Capital Bank) maintain full voting and dispositive power over such shares. Consequently, Capital Bank has advised the Company that it believes it is not the beneficial owner, as such term is defined in Rule 13d-3 under the Exchange Act ("Rule 13d-3"), of the shares of stock registered in the name of Capital Bank because it has neither voting nor investment power, as such terms are defined in Rule 13d-3, over such shares. As a result, Capital Bank has informed the Company that it does not believe that it is required to file either Schedule 13D or Schedule 13G in connection with the shares of the Company's Common Stock registered in the name of Capital Bank.

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Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

           99.1  Note and Warrant Purchase Agreement, dated July 31, 2001, among the Company,
                    AMI, and BEC.

           99.2  Form of 13.50% Senior Subordinated Note Due 2006.

           99.3  Form of Common Stock Purchase Warrant, expiring July 31, 2008, to be issued by the Company to AMI and BEC to purchase up to 1,281,731 shares of the Company's common stock at an initial exercise price of $1.50 per share.

           99.4  Form of Guaranty Agreement, dated as of July 31, 2001, of each of the Company's subsidiaries, Perma-Fix of Florida, Inc., Perma-Fix of Fort Lauderdale, Inc., Perma-
                    Fix of Dayton, Inc., Perma-Fix Treatment Services, Inc., Perma-Fix of Memphis,
                    Inc., Perma-Fix, Inc., Perma-Fix of New Mexico, Inc., Reclamation Systems, Inc.,
                    Industrial Waste Management, Inc., Schreiber, Yonley & Associates, Mintech, Inc.,
                    Perma-Fix of Orlando, Inc., Perma-Fix of South Georgia, Inc., Perma-Fix of
                    Michigan, Inc., Diversified Scientific Services, Inc., and East Tennessee Materials
                    and Energy Corporation guaranteeing the Company's obligations under the Notes.

           99.5  Registration Rights Agreement, dated July 31, 2001, among the Company, AMI, and BEC.

           99.6  Subordination Agreement, dated July 30, 2001, among the Company, AMI, and the
                    Sullivan Trusts. The Company and the Sullivan Trusts entered into a substantially similar Subordination Agreement, dated July 30, 2001, with BEC. A copy of this
                    Subordination Agreement will be provided to the Commission upon request.

           99.7  Senior Subordination Agreement, dated July 31, 2001, among the Company,
                    PNC Bank, National Association, AMI, and BEC.

           99.8  Option Agreement, dated July 31, 2001, among the Company, AMI, and BEC.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            PERMA-FIX ENVIRONMENTAL
                                                                            SERVICES, INC.

                                                                             By:    /s/ Richard T. Kelecy
                                                                                   Richard T. Kelecy
                                                                                   Chief Financial Officer

Dated:  August 7, 2001

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